                                                                    Exhibit 23.1

                        Consent of Independent Auditors

  We consent to the reference to our firm under the captions "Selected Financial Data" and "Experts" and to the use of our report dated August 31, 2000 in the Registration Statement (Form S-1) and related prospectus of Verisity Ltd.

                                          /s/ Ernst & Young LLP

Palo Alto, California
September 8, 2000